NEWS RELEASE

WESCO International and Anixter International
Announce Post-Closing Leadership Team

PITTSBURGH, June 1, 2020 /PRNewswire/ -- WESCO International, Inc. (NYSE: WCC) (“WESCO”), a leading provider of electrical, industrial, and communications MRO and OEM products, construction materials, and advanced supply chain management and logistics services, and Anixter International Inc. (NYSE: AXE) (“Anixter”), a leading global distributor of Network & Security Solutions, Electrical & Electronic Solutions, and Utility Power Solutions, today announced the future leadership team and organizational structure that will become effective upon the completion of the merger of the two companies. The transaction is expected to close in the second or third quarter of 2020, subject to the satisfaction of remaining customary closing conditions.

John Engel, Chairman, President, and Chief Executive Officer, said, "We are very pleased to reach this critical milestone and announce the formation of our future senior leadership team comprised of outstanding leaders from both WESCO and Anixter. The depth of talent across both organizations is reflected in this exceptionally strong executive management team that will lead our combined company through the integration process and our transformation into the premier global electrical and data communications distribution and supply chain solutions company. I look forward to working with this team as we utilize the best elements of the combined company to deliver our synergy commitments and create substantial value for our customers, suppliers, employees, and investors. The senior leadership team will consist of leaders of three global Strategic Business Units (SBUs), as well as the company’s corporate finance, human resources, legal, and supply chain/operations functions. In addition, WESCO announced a new Chief Transformation Officer position with responsibility for completion of the integration process, aligning the company’s IT systems and digital transformation efforts, and extending WESCO’s historical strength of lean processes across the entire enterprise. These eight senior leadership positions are effective at closing and will report directly to me.”

Strategic Business Unit Leadership
Nelson Squires, currently Senior Vice President & Chief Operating Officer for WESCO, will become Executive Vice President & General Manager of Electrical & Electronic Solutions. Mr. Squires has held his current position since 2019. Mr. Squires has led WESCO Canada since joining the company in 2015 and gained additional responsibility for the WIS and International businesses in 2018. Prior to joining WESCO, Mr. Squires held various Vice President & General Manager positions with Air Products & Chemicals, Inc.
Bill Geary, currently Executive Vice President – Network & Security Solutions for Anixter, will become Executive Vice President & General Manager of Communications & Security Solutions. Mr. Geary has held his current position since 2017. Previously, Mr. Geary held a variety of senior management roles at Accu-Tech, including President.
Jim Cameron, currently Vice President & General Manager, Utility & Broadband for WESCO, will become Executive Vice President & General Manager of Utility & Broadband Solutions. Mr. Cameron joined WESCO in 2011 and has led Utility since 2014 and gained additional responsibility for Broadband in 2016. Prior to joining WESCO, Mr. Cameron held various senior positions with Irby, a Sonepar Company, as Senior Vice President of the Utility Group as well as Vice President of Marketing & Operations. Earlier in his career, he held various positions with Hubbell Power Systems.

Corporate Leadership
Dave Schulz, currently Senior Vice President & Chief Financial Officer of WESCO, will become Executive Vice President & Chief Financial Officer. He has served in his current position since 2016. Prior to joining WESCO, Mr. Schulz was Senior Vice President & Chief Financial Officer at Armstrong World Industries. Earlier in his career, Mr. Schulz held various financial leadership positions at Procter & Gamble and the J.M. Smucker Company.
Ted Dosch, currently Executive Vice President – Finance & Chief Financial Officer of Anixter, will become Executive Vice President, Strategy & Chief Transformation Officer. Mr. Dosch has served in his current position since 2011 and previously held the position of Senior Vice President of Global Finance for Anixter. Prior to joining Anixter, Mr. Dosch held senior positions, including CFO-North America and Vice President – Maytag Integration at Whirlpool Corporation.
Diane Lazzaris, currently Senior Vice President & General Counsel of WESCO, will become Executive Vice President & General Counsel. Ms. Lazzaris has served in her current position since 2014 and previously held the position of Vice President, Legal Affairs for WESCO. Prior to joining WESCO, Ms. Lazzaris served as General Counsel & Corporate Secretary at Dick’s Sporting Goods. Earlier in her career, she held various leadership positions in Alcoa’s legal department.
Chris Wolf, currently Senior Vice President & Chief Human Resources Officer of WESCO, will become Executive Vice President & Chief Human Resources Officer. Ms. Wolf has served in her current position since 2018. Prior to joining WESCO, Ms. Wolf served as Chief Human Resources Officer of Orbital ATK, Inc. until its acquisition by Northrop Grumman, and previously was Chief Human Resources Officer of Fannie Mae and E*Trade Financial Corporation.
Hemant Porwal, currently Vice President, Global Supply Chain & Operations of WESCO, will become Executive Vice President, Supply Chain & Operations. Mr. Porwal has held his current position since 2015. Previously, Mr. Porwal served as Vice President & Chief Procurement Officer with Sears Holdings. Earlier in his career, Mr. Porwal held various financial, supply chain, and operations leadership positions at PepsiCo.

WESCO will share further details about its integration planning and anticipated operational and reporting structure once the transaction closes.

About WESCO
WESCO International, Inc. (NYSE: WCC), a publicly traded Fortune 500® holding company headquartered in Pittsburgh, Pennsylvania, is a leading provider of electrical, industrial, and communications maintenance, repair and operating (MRO) and original equipment manufacturer (OEM) products, construction materials, and advanced supply chain management and logistic services. 2019 annual sales were approximately $8.4 billion. The company employs approximately 9,500 people, maintains relationships with approximately 30,000 suppliers, and serves approximately 70,000 active customers worldwide. Customers include commercial and industrial businesses, contractors, government agencies, institutions, telecommunications providers, and utilities. WESCO operates 11 fully automated distribution centers and approximately 500 branches in North America and international markets, providing a local presence for customers and a global network to serve multi-location businesses and multi-national corporations.

About Anixter
Anixter International is a leading global distributor of Network & Security Solutions, Electrical & Electronic Solutions and Utility Power Solutions. The company helps build, connect, protect, and power valuable assets and critical infrastructures. From enterprise networks to industrial MRO supply to video surveillance applications to electric power distribution, Anixter International offers full-line solutions, and intelligence, that create reliable, resilient systems that sustain businesses and communities. Through Anixter International's unmatched global distribution network along with its supply chain and technical expertise, the company helps lower the cost, risk and complexity of its customers' supply chains.

Anixter International adds value to the distribution process by providing over 100,000 customers access to 1) innovative supply chain solutions, 2) nearly 600,000 products and over $1.0 billion in inventory, 3) over 300 warehouses/branch locations with over 9 million square feet of space and 4) locations in over 300 cities in approximately 50 countries. Founded in 1957 and headquartered near Chicago, Anixter International trades on the New York Stock Exchange under the symbol AXE.
Forward-Looking Statements
All statements made herein that are not historical facts should be considered as forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. These forward-looking statements are identified by words such as anticipate, plan, believe, estimate, intend, expect, project, will and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of WESCO's management as well as assumptions made by, and information currently available to, WESCO's management, current market trends and market conditions and involve risks and uncertainties, many of which are outside of WESCO's and WESCO's management's control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements. Certain of these risks are set forth in WESCO's Annual Report on Form 10-K for the fiscal year ended December 31, 2019, WESCO’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020, as well as WESCO's other reports filed with the U.S. Securities and Exchange Commission (the "SEC").
These risks, uncertainties and assumptions also include impact of natural disasters, health epidemics and other outbreaks, especially the outbreak of COVID- 19 since December 2019, which may have a material adverse effect on WESCO,  Anixter and/or the combined company’s business, results of operations and financial condition, the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Merger that could reduce anticipated benefits or cause the parties to abandon the proposed transaction, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, the risk that the parties may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of WESCO's common stock, the risk of any unexpected costs or expenses resulting from the proposed transaction, the risk of any litigation relating to the proposed transaction, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of WESCO or Anixter to retain customers and retain and hire key personnel and maintain relationships with their suppliers, customers and other business relationships and on their operating results and businesses generally, the risk that the pending proposed transaction could distract management of both entities and they will incur substantial costs, the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve synergies or other anticipated benefits of the proposed transaction or it may take longer than expected to achieve those synergies or benefits, the risk that leverage of the combined company may be higher than anticipated and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond WESCO's control.
Additional Information and Where to Find It
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. In connection with the Merger, on each of March 4, 2020 and March 9, 2020, WESCO filed with the SEC an amendment to the registration statement originally filed on February 7, 2020, which includes a prospectus of WESCO and a proxy statement of Anixter, and each party will file other documents regarding the proposed transaction with the SEC. The registration statement was declared effective by the SEC on March 11, 2020 and the proxy statement/prospectus has been mailed to Anixter’s stockholders. INVESTORS AND SECURITY HOLDERS OF WESCO AND ANIXTER ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT WESCO, ANIXTER AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement, proxy statement/prospectus and other documents filed with the SEC by WESCO or Anixter through the website maintained by the SEC at http://www.sec.gov [sec.gov]. Copies of the documents filed with the SEC by WESCO will be available free of charge on WESCO's website at http://wesco.investorroom.com/sec-filings [wesco.investorroom.com] and copies of the documents filed with the SEC by Anixter will be available free of charge on Anixter's website at http://investors.anixter.com/financials/sec-filings [investors.anixter.com].

WESCO Contacts	Anixter Contacts
David S. Schulz
Senior Vice President and CFO
WESCO International, Inc.
(412) 454-2392
dschulz@wesco.com

Will Ruthrauff
Director, Investor Relations and
   Corporate Communications
WESCO International, Inc.
(412) 454-4220
investorrelations@wescodist.com

Ted Dosch
Executive Vice President and CFO
Anixter International, Inc.
(224) 521-4281
ted.dosch@anixter.com

Kevin Burns
Senior Vice President - Investor Relations and
   Treasurer
Anixter International, Inc.
(224) 521-8258
kevin.burns@anixter.com

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